

THE DIXIE GROUP

Exhibit 99.1

# February 2013 Investor Presentation

**Contact:**
**Jon Faulkner**
**CFO**
**The Dixie Group**

**Phone: 706-876-5814**

jon.faulkner@dixiegroup.com

# Forward Looking Statements
## The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

# Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

# Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base
  – Top 10 carpet customers
    - 17% of sales
  – Top 20 carpet customers
    - 18% of sales

# New and Existing Home Sales
## Seasonally Adjusted Annual Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
New Homes
Existing Homes
550
500
450
400
350
300
250
5,000
4,800
4,600
4,400
4,200
4,000
3,800
3,600
3,400
3,200
3,000
Jan '10
July
Jan '11
July
Jan '12
July

**New and Existing in December:**

- "The number of potential buyers who stayed on the sidelines accumulated during the recession, but they started entering the market early last year as their financial ability and confidence steadily grew, along with home prices. Likely job creation and household formation will continue to fuel that growth. Both sales and prices will again be higher in 2013."

Lawrence Yun,
Chief Economist
National Association of Realtors

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release September 26 (new); October 19 (existing).

# Residential Remodeling

## Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

**Millions of dollars** | **Steady recovery in 2009 through 2012 with predicted similar pattern for 2013** | **TTM rate of change**



$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
Projected 2013 activity
2001:Q4
2002:Q2
2002:Q4
2003:Q2
2003:Q4
2004:Q2
2004:Q4
2005:Q2
2005:Q4
2006:Q2
2006:Q4
2007:Q2
2007:Q4
2008:Q2
2008:Q4
2009:Q2
2009:Q4
2010:Q2
2010:Q4
2011:Q2
2011:Q4
2012:Q2
2012:Q4 (e)
2013:Q2 (p)
Four-Quarter Moving Total in Billions
Four-Quarter Moving Rate of Change

# The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

**2013**

- We are starting to see a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the 2013 will be the year we start to see housing outpace GDP growth as it catches up to household formation

# Residential and Commercial
## Fixed Investment

THE DIXIE GROUP


Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
Residential Fixed Investment % of GDP
Residential 42 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 42 Yr Average

Rebound in residential activity

Rebound in commercial activity

Anticipate that 2013 will see stronger growth as the year progresses

# Consumer Sentiment
## Conference Board

THE DIXIE GROUP


Conference Board Consumer Confidence Survey
120
100
80
60
40
20
0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.(r)
2013Jan.(p)
Consumer Confidence Index*
Household Income $50,000 and over
Expectations 6 months out

**January 2013:**

- "Consumer confidence posted another sharp decline in January, erasing all of the gains made through 2012.
- The increase in the payroll tax has undoubtedly dampened consumers' spirits and it may take a while for confidence to rebound and consumers to recover from their initial paycheck shock."
  – Lynn Franco, Director of The Conference Board Consumer Research Center.

1966 = 100

# Consumer Sentiment
## Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey - Buying Plans
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.(r)
2013Jan.(p)
Carpet
Home

**January 2013:**

- **Home improvement and carpet buying plans continue to show positive signs despite the overall consumer confidence numbers being down. This likely reflects more the sentiments of those who are secure in their financial situation and less reflects sentiment on the broader economy.**

**1966 = 100**

# The Stock Market

THE DIXIE GROUP


S&P 500
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1/3/2007
7/3/2007
1/3/2008
7/3/2008
1/3/2009
7/3/2009
1/3/2010
7/3/2010
1/3/2011
7/3/2011
1/3/2012
7/3/2012
1/3/2013

**January 2013**

- The stock market has rebounded to pre-recession levels
- 2013 is positive but is still subject to macro events:
  - Europe,
  - US Fiscal Issues,
  - China

# The Industry as compared to The Dixie Group

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
Sales of The Dixie Group from 2003 through 2012
Dixie is gaining market share as the economy rebounds
Note: 2011 adjusted for 53 weeks
Single year dips in Shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008

Source: U.S. Bureau of Economic Analysis

# 2011 U.S. Carpet Manufacturers

THE DIXIE GROUP

| Carpet Leaders | Dollars in Millions | % Total | |
|---|---|---|---|
| Shaw (Berkshire Hathaway) | $ 2,966 | 38.8% | Residential & Commercial |
| Mohawk (MHK) | $ 1,884 | 24.6% | Residential & Commercial |
| Beaulieu (Private) | $ 726 | 9.5% | Residential & Commercial |
| Interface (TILE) | $ 501 | 6.5% | Commercial Only |
| Dixie (DXYN) | $ 262 | 3.4% | Residential & Commercial |
| Other | $ 1,317 | 17.2% | Residential & Commercial |
| Market | $ 7,656 | 100.0% | |

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

# Dixie versus the Industry

THE DIXIE GROUP

## Dixie 2012 End Market


High-End Commercial 26%
High-End Residential 74%

## 2012 Carpet End Market

Sales $7.51 Billion


Commercial 43%
Residential 57%

Source: Floor Focus – Broadloom & Carpet Tile

# Carpet Dollar Sales
## Indexed to 2008



1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Dixie Total Index to 2008 Dollars
CRI Total Index to 2008 Dollars

# Carpet Unit Sales
## Indexed to 2008

THE DIXIE GROUP


1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Dixie Total Index to 2008 Units
CRI Total Index to 2008 Units

# Residential Positioning
## The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
TOTAL MARKET: SQUARE YARDS OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$8
INDUSTRY AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

# Dixie Group High-End Residential Sales
## All Brands

THE DIXIE GROUP





**Sales by Brand for 2012**


Fabrica, 19%
Masland, 43%
Dixie Home, 38%

# Dixie Group High-End Residential Sales
## All Brands




Sales by Channel for 2012
Commercial, 2%
Other, 0.7%
Distributor, 0.3%
Specialty - OEM, 1%
Builder, 3%
National Retailers, 2%
Mass Merchant, 12%
Designer, 19%
Retailer, 60%



## Sales by Channel for 2012


Builder, 2%
Distributor, 1%
Mass Merchant, 31%
Retailer, 66%

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
- Dixie provides a "full line" to retailers
- Known for differentiated pattern and color selection
- Selective distribution strategy attractive to retailers
- Growth initiatives
  - Stainmaster® Tru Soft™ Fiber Technology
  - Stainmaster® SolarMax® Fiber Technology

## Sales by Channel for 2012




Commercial, 5%
Other, 0.3%
Builder, 4%
National Retailers, 1%
Designer, 29%
Retailer, 61%



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products
    - Complete line of broadloom and rugs to the industry

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



## Sales by Channel for 2012


Specialty - OEM, 5%
Builder, 2%
National Retailers, 6%
Designer, 39%
Retailer, 48%

FABRICA FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
  - Superior quality in all aspects
- Designer focused
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process allows unlimited color selection in select wool products
  - Expand select retail distribution





# Sales by Channel for 2012


Other, 5%
Health Care, 5%
Gov't, 2%
Store Planning, 14%
Education, 3%
Corporate, 43%
Hospitality, 28%

**Channels: Interior Design Specifier and Commercial End User**

Masland contract

THE DIXIE GROUP





- Premium brand in the commercial marketplace
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Delta Air Lines, AECOM, Club Corporation of America
- Growth initiative
  - Modular/carpet tile
  - End User Channel

# Dixie Group Sales
## $ in millions

THE DIXIE GROUP



$331
$321
$283
$203
$231
$270
$266
350
300
250
200
150
100
50
-
17
16
11
6
6
7
8
314
305
272
199
225
263
258
2006
2007
2008
2009
2010
2011
2012
Carpet Sales
Processing Sales

# Sales & Operating Income
## $ in millions

THE DIXIE GROUP

| | Y 2007 | Y 2008 | Y 2009 | Y 2010 | Y 2011 | Y 2012 |
|---|---|---|---|---|---|---|
| Net Sales | 320.8 | 282.7 | 203.5 | 231.3 | 270.1 | 266.4 |
| Net Income (Loss) | 6.2 | (31.5) | (42.2) | (4.7) | 1.0 | (0.9) |
| Non-GAAP Adjusted Op. Income (Loss) | 16.7 | 1.5 | (8.4) | (1.0) | 5.1 | 3.2 |
| Non-GAAP Adjusted EBITDA | 29.6 | 15.2 | 5.1 | 10.6 | 14.8 | 12.6 |

| | Q1 2011 | Q2 2011 | Q3 2011 | Q4 2011 | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 |
|---|---|---|---|---|---|---|---|---|
| Net Sales | 66.0 | 69.2 | 69.6 | 65.3 | 62.9 | 66.6 | 65.8 | 71.1 |
| Net Income (Loss) | 0.6 | 0.8 | (0.0) | (0.4) | (0.2) | (0.4) | 0.1 | (0.4) |
| Non-GAAP Adjusted Op. Income (Loss) | 1.7 | 1.7 | 1.2 | 0.5 | 0.8 | 0.4 | 1.1 | 0.9 |
| Non-GAAP Adjusted EBITDA | 4.2 | 4.1 | 3.6 | 2.9 | 3.2 | 2.7 | 3.5 | 3.2 |

Note: Q1 2011 had 14 operating weeks, all other periods had 13 operating weeks

- In 2012, we prepared for 2013 by completing key objectives:
  - New management for our commercial business
  - Introduction of Stainmaster® TruSoft™ and SolarMax™ residential products
  - Introduction of our wool "permaset" dyeing process for color flexibility
  - Purchased Colormaster continuous dye line plant
  - Expanded our yarn capacity by 27%
  - Purchased a rug supplier to allow us to further grow our wool rug business

Note: Non-GAAP reconciliation starting on slide 33

# Current Business Conditions

THE DIXIE GROUP

First quarter 2013 activity:

- Residential sales up double digits
  - New displays, Stainmaster® TruSoft™ products and expanded sales force in place as we focus on gaining retailer space
- Commercial sales up double digits
  - Sales force re-alignment with expanded coverage and focus
  - New Speak high performance modular carpet tile launched
- Launching our new Avant commercial line
  - Dedicated to serving the designer through the multiline sales agent
- Operational improvements
  - Expanding our yarn capacity by another 16% in 2013
  - Upgrade of our Colormaster line to provide product flexibility
  - Expand our Eton tufting to supply more product categories

# Outlook

## 2013 Business Plan

THE DIXIE GROUP

Though the market has been difficult, we are encouraged by:

- The residential housing market began gaining momentum in mid 2012 from which we normally would see activity 12 months later
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® SolarMax® and TruSoft™ products
  - New Speak collection of modular tile products
- Our upper-end customer is more confident than are consumers in general
- Having invested significantly for future growth, such as the Colormaster continuous dyeing capability and additional yarn processing capacity

.....We will take advantage of market conditions as they improve



Masland CARPETS & RUGS

FABRICA FINE CARPET & RUGS



THE DIXIE GROUP



DIXIE HOME

Masland contract



# Non-GAAP Information

THE DIXIE GROUP

**Use of Non-GAAP Financial Information:**

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

# Non-GAAP Information

THE DIXIE GROUP

## Use of Non-GAAP Financial Information:

### Net Sales Adjusted - Note 1

| ($ in thousands) | Q4 2011 | Q4 2012 | Y/Y Qtr Chge | 2011 | 2012 | Y/Y Chge |
|---|---|---|---|---|---|---|
| Weeks in Period | 13 | 13 | | 53 | 52 | |
| Net Sales as Reported | 65,349 | 71,134 | 8.9% | 270,110 | 266,372 | -1.4% |
| Adjustment for Weeks | - | - | | (4,711) | - | 1.8% |
| Non-GAAP Net Sales as Adjusted (Note 1) | $ 65,349 | $ 71,134 | 8.9% | $ 265,399 | $ 266,372 | 0.4% |

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

## Use of Non-GAAP Financial Information:

Note a: Restated

### Adjusted Operating Income (Loss) - Note 2

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|
| Operating income (loss) | 16,707 | (28,460) | (45,389) | (2,570) | 5,668 | 1,815 |
| Plus: Facility consolidation and severance expenses | - | 2,317 | 4,091 | 1,556 | (563) | - |
| Plus: Impairment of assets | - | 4,478 | 1,459 | - | - | - |
| Plus: Impairment of goodwill | - | 23,121 | 31,406 | - | - | - |
| Plus: Manufacturing Realignment & Colormaster | - | - | - | - | - | 1,383 |
| Non-GAAP Adjusted Operating Income (Loss) (Note 2) | $ 16,707 | $ 1,456 | $ (8,433) | $ (1,014) | $ 5,105 | $ 3,198 |

### Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|
| Net income (loss) as reported | 6,247 | (31,481) | (42,241) | (4,654) | 986 | (927) |
| Less: Income (loss) from discontinued operations, net of | (521) | (313) | (382) | (281) | (286) | (275) |
| Plus: Taxes | 3,686 | (2,931) | (8,870) | (2,604) | 684 | (401) |
| Plus: Interest | 6,347 | 5,965 | 5,521 | 4,124 | 3,470 | 3,146 |
| Non-GAAP Adjusted EBIT (Note 3) | $ 16,801 | $ (28,134) | $ (45,208) | $ (2,853) | $ 5,426 | $ 2,093 |

### Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 16,801 | (28,134) | (45,208) | (2,853) | 5,426 | 2,093 |
| Plus: Depreciation and amortization | 12,941 | 13,752 | 13,504 | 11,575 | 9,649 | 9,396 |
| Plus: Facility consolidation and severance expenses | - | 2,317 | 4,091 | 1,556 | (563) | - |
| Plus: Impairment of assets | - | 4,478 | 1,459 | - | - | - |
| Plus: Impairment of goodwill | - | 23,121 | 31,406 | - | - | - |
| Plus: Manufacturing Realignment & Colormaster startup | - | - | - | - | - | 1,383 |
| Plus: Other (income) expense - net | (94) | (326) | (181) | 282 | 242 | (278) |
| Non-GAAP Adjusted EBITDA (Note 4) | $ 29,648 | $ 15,208 | $ 5,071 | $ 10,560 | $ 14,754 | $ 12,594 |

## Use of Non-GAAP Financial Information:

### Adjusted Operating Income (Loss) - Note 2

| ($ in thousands) | Q1 2011 | Q2 2011 | Q3 2011 | Q4 2011 | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 |
|---|---|---|---|---|---|---|---|---|
| Operating income (loss) | 1,668 | 2,300 | 1,178 | 520 | 620 | (40) | 820 | 415 |
| Plus: Facility consolidation and severance expenses | - | (563) | - | - | - | - | - | - |
| Plus: Impairment of assets | - | - | - | - | - | - | - | - |
| Plus: Impairment of goodwill | - | - | - | - | - | - | - | - |
| Plus: Manufacturing Realignment & Colormaster | - | - | - | - | 148 | 399 | 307 | 530 |
| Non-GAAP Adj. Operating Income (Loss) (Note 2) | $ 1,668 | $ 1,738 | $ 1,178 | $ 520 | $ 768 | $ 359 | $ 1,127 | $ 945 |

### Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

| ($ in thousands) | Q1 2011 | Q2 2011 | Q3 2011 | Q4 2011 | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 |
|---|---|---|---|---|---|---|---|---|
| Net income (loss) as reported | 623 | 766 | (43) | (361) | (181) | (433) | 102 | (415) |
| Less: Income (loss) from discontinued, net tax | (21) | (42) | (65) | (158) | (77) | (29) | (167) | (2) |
| Plus: Taxes | 109 | 582 | (44) | 36 | (5) | (303) | (41) | (52) |
| Plus: Interest | 932 | 900 | 904 | 735 | 726 | 762 | 781 | 877 |
| Non-GAAP Adjusted EBIT (Note 3) | $ 1,685 | $ 2,290 | $ 882 | $ 568 | $ 617 | $ 55 | $ 1,009 | $ 412 |

### Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

| ($ in thousands) | Q1 2011 | Q2 2011 | Q3 2011 | Q4 2011 | Q1 2012 | Q2 2012 | Q3 2012 | Q4 2012 |
|---|---|---|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 1,685 | 2,290 | 882 | 568 | 617 | 55 | 1,009 | 412 |
| Plus: Depreciation and amortization | 2,519 | 2,360 | 2,422 | 2,348 | 2,402 | 2,379 | 2,355 | 2,259 |
| Plus: Facility consolidation and severance expenses | - | (563) | - | - | - | - | - | - |
| Plus: Impairment of assets | - | - | - | - | - | - | - | - |
| Plus: Impairment of goodwill | - | - | - | - | - | - | - | - |
| Plus: Manufacturing Realignment & Colormaster | - | - | - | - | 148 | 399 | 307 | 530 |
| Plus: Other (income) expense - net | (17) | 10 | 296 | (48) | 3 | (95) | (189) | 3 |
| Non-GAAP Adjusted EBITDA (Note 4) | $ 4,188 | $ 4,099 | $ 3,599 | $ 2,869 | $ 3,170 | $ 2,738 | $ 3,482 | $ 3,204 |

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

# Non-GAAP Information

THE DIXIE GROUP

**Use of Non-GAAP Financial Information:**

Note a: Restated

**Free Cash Flow (FCF) - Note 5**

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 16,801 | (28,134) | (45,208) | (2,853) | 5,426 | 2,093 |
| Times: 1 - Tax Rate = EBIAT | 10,921 | (18,287) | (29,385) | (1,854) | 3,527 | 1,360 |
| Plus: Depreciation and Amortization | 12,941 | 13,752 | 13,504 | 11,575 | 9,649 | 9,396 |
| Plus: Non Cash Impairment of Assets and Goodwill | - | 27,599 | 32,865 | - | - | - |
| Minus: Net change in Working Capital | 2,211 | 2,147 | (24,868) | 3,880 | 9,921 | 10,541 |
| Non-GAAP Cash from Operations | 21,651 | 20,917 | 41,852 | 5,841 | 3,255 | 215 |
| Minus: Capital Expenditures net of Asset Sales | 16,638 | 8,871 | 511 | 1,761 | 6,735 | 4,052 |
| Minus: Business / Capital acquistions | | | | | | 9,142 |
| Non-GAAP Free Cash Flow (Note 5) | 5,013 | 12,046 | 41,341 | 4,080 | (3,480) | (12,979) |
| | | | | | | |
| Current Assets | 119,804 | 117,011 | 88,933 | 96,853 | 100,999 | 115,055 |
| Current Liabilities | 44,467 | 39,527 | 36,317 | 40,357 | 34,582 | 38,097 |
| Net Working Capital | 75,337 | 77,484 | 52,616 | 56,496 | 66,417 | 76,958 |
| Change in Net Working Capital | 2,211 | 2,147 | (24,868) | 3,880 | 9,921 | 10,541 |